UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2016

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code: (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

—	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
—	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
—	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

—	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the "Initial 8-K") filed with the Securities and Exchange Commission on November 4, 2016, by ARI Network Services, Inc. (the "Company" or "ARI") to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company's acquisition of the assets of Auction 123 Inc. (“Auction 123”) on November 1, 2016. The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Attached hereto as exhibits 99.3 and 23.1, respectively, are: (i) the audited financial statements of Auction 123 as of and for the fiscal year ended May 31, 2016, the independent auditors' report and the unaudited condensed financial statements of Auction 123 for the three months ended August 31, 2016 and 2015, and (ii) the consent of independent auditors.

(b)	Pro Forma Financial Information

Attached hereto as exhibit 99.4 are:  (i) the unaudited pro forma condensed combined balance sheet as of October 31, 2016 for the Company and August 31, 2016 for Auction 123, and (ii) unaudited pro forma condensed combined statements of operations for the three months ended October 31, 2016 for the Company and August 31, 2016 for Auction 123, unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2016 for the Company and May 31, 2016 for Auction 123 and notes to the unaudited pro forma condensed combined financial statements of the Company and Auction 123.

(c)Exhibits

Exhibit No.Description

2.1Asset Purchase Agreement, dated November 1, 2016, by and among ARI Network Services, Inc., Auction 123 Inc. and Auction 123’s owners. *

10.1Second Loan Modification Agreement, dated November 1, 2016, by and among Silicon Valley Bank, ARI Network Services, Inc. and Project Viking II Acquisition, Inc.*

23.1Consent of Independent Registered Public Accounting Firm.

99.1Investor FAQ.*

99.2Press release issued November 2, 2016.*

99.3Audited consolidated financial statements of Auction 123 as of and for the fiscal year ended May 31, 2016, independent auditors' report, and the unaudited condensed consolidated financial statements of Auction 123 for the three months ended August 31, 2016 and 2015.

99.4Unaudited pro forma condensed combined balance sheet as of October 31, 2016 for the Company and August 31, 2016 for Auction 123, and unaudited pro forma condensed combined statements of operations for the three months ended October 31, 2016 for the Company and August 31, 2016 for Auction 123, unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2016 for the Company and May 31, 2016 for Auction 123 and notes to the unaudited pro forma condensed combined financial statements of the Company and Auction 123.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARI Network Services, Inc.

(Registrant)

Date:	January 12, 2017

By:	/s/ William A. Nurthen
William A. Nurthen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

2.1Asset Purchase Agreement, dated November 1, 2016, by and among ARI Network Services, Inc., Auction 123 Inc. and Auction 123’s owners. *

10.1Second Loan Modification Agreement, dated November 1, 2016, by and among Silicon Valley Bank, ARI Network Services, Inc. and Project Viking II Acquisition, Inc.*

23.1Consent of Independent Registered Public Accounting Firm.

99.1Investor FAQ.*

99.2Press release issued November 2, 2016.*

99.3Audited consolidated financial statements of Auction 123 as of and for the fiscal year ended May 31, 2016, independent auditors' report, and the unaudited condensed consolidated financial statements of Auction 123 for the three months ended August 31, 2016 and 2015.

99.4Unaudited pro forma condensed combined balance sheet as of October 31, 2016 for the Company and August 31, 2016 for Auction 123, and unaudited pro forma condensed combined statements of operations for the three months ended October 31, 2016 for the Company and August 31, 2016 for Auction 123, unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2016 for the Company and May 31, 2016 for Auction 123 and notes to the unaudited pro forma condensed combined financial statements of the Company and Auction 123.

* Previously filed.